UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
April 12, 2005

ESCHELON TELECOM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50706	41-1843131
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

730 Second Avenue

Minneapolis, MN  55402

(Address of principal executive offices)

Registrant’s telephone number, including area code:
(612) 376-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into an Material Definitive Agreement.

                On April 12, 2005, Eschelon Telecom, Inc. (the “Company”) entered into an amendment to the Employment Offer Letter dated March 7, 2000 from the Company to Geoffrey M. Boyd, the Company’s Chief Financial Officer, which extended the term of the contract to April 30, 2007.  All other terms and conditions of the offer letter remained the same.

Item 9.01               Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
10.1	Amendment dated April 11, 2005 to Employment Offer Letter dated March 7, 2000 from Eschelon Telecom, Inc. to Geoffrey M. Boyd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESCHELON TELECOM, INC.

By:	/s/ Geoffrey M. Boyd
Geoffrey M. Boyd
Chief Financial Officer

Date:  April 18, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 10.1	Amendment dated April 11, 2005 to Employment Offer Letter dated March 7, 2000 from Eschelon Telecom, Inc. to Geoffrey M. Boyd.